QUESTAR FUNDS, INC.


                           THE EXCALIBUR FUND series
                 (formerly the Pheonix Management Fund series)

                       Supplement dated January 7, 2002
                                    to the
                        Prospectus dated April 2, 2001



At the direction of the Board of Directors of Questar Funds, Inc., The Excalibur Fund series has suspended sales of Fund shares, effective immediately.